OFFICER’S CERTIFICATE

I, Thomas Peeney, Assistant Secretary of Anchor Series Trust, SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series, Inc., SunAmerica Goldman Sachs Diversified Yield Fund, Inc. and SunAmerica Senior Floating Rate Fund, Inc. (the “Funds”), herby certify that the following is a true and correct copy of the resolutions adopted by the Boards of Directors/Trustees (the “Boards”) of the Funds by written consent on August 19, 2015, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Boards, including a majority of the Directors/Trustees who are not interested persons of the Funds as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) (the “1940 Act”), that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,200,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ respective series (collectively, the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $53,700 among each Series as set forth in the schedule presented, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to each Fund was less than the premium the Fund would have to pay if it had provided and maintained a blanket bond which named the Fund as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Boards hereby approve the Agreement Amongst the Named Insured, in substantially the form presented and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of September, 2015

/s/ Thomas D. Peeney
Thomas D. Peeney

OFFICER’S CERTIFICATE

I, Kathleen Fuentes, Secretary of SunAmerica Series Trust (the “Trust”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), by written consent dated August 19, 2015, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board of the Trust, including a majority of the Disinterested Trustees (the “Trustees”), that the Bond covering officers and employees of the Trust in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,200,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Trust’s separate series (each, a “Portfolio,” and collectively, the “Portfolios”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the Trust’s Portfolios and all other relevant factors; and the proposed allocation of the total one-year premium of $53,700 among each Portfolio as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Trust was less than the premium the Trust would have to pay if it had provided and maintained a blanket bond which named the Trust as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented, and authorizes its execution by the proper officers of the Trust; and it is

FURTHER RESOLVED, that the proper officers of the Trust be, and each hereby is, authorized to make any and all payments and do any all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Trust and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of September, 2015

/s/ Kathleen Fuentes
Kathleen Fuentes

OFFICER’S CERTIFICATE

I, Kathleen Fuentes, Secretary of VALIC Company I (the “Company”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) (the “1940 Act”), by written consent dated August 19, 2015 and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board, including a majority of the Disinterested Directors, that the Bond covering officers and employees of the Company in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,200,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Company’s separate series (the “Funds”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Funds and all other relevant factors; and the proposed allocation of the total one-year premium of $53,700 among each Fund as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Company was less than the premium the Company would have to pay if it had provided and maintained a blanket bond which named the Company as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented to the Board, and authorizes its execution by the proper officers of the Company; and it is

FURTHER RESOLVED, that the proper officers of the Company be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Company and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of September, 2015

/s/ Kathleen Fuentes
Kathleen Fuentes

OFFICER’S CERTIFICATE

I, Kathleen Fuentes, Secretary of VALIC Company II (the “Trust”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), by written consent dated August 19, 2015 and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board, including a majority of the Disinterested Trustees, that the Bond covering officers and employees of the Trust in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,200,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Trust’s separate series (the “Funds”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Funds and all other relevant factors; and the proposed allocation of the total one-year premium of $53,700 among each Fund as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Trust was less than the premium the Trust would have to pay if it had provided and maintained a blanket bond which named the Trust as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented to the Board, and authorizes its execution by the proper officers of the Trust; and it is

FURTHER RESOLVED, that the proper officers of the Trust be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Trust and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of September, 2015

/s/ Kathleen Fuentes
Kathleen Fuentes

OFFICER’S CERTIFICATE

I, Kathleen Fuentes, Secretary of Seasons Series Trust (the “Trust”), hereby certify that the following is a true and correct copy of the resolutions adopted by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), by written consent dated August 19, 2015, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Board of the Trust, including a majority of the Disinterested Trustees (the “Trustees”), that the Bond covering officers and employees of the Trust in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,200,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Trust’s separate series (each, a “Portfolio,” and collectively, the “Portfolios”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the Trust’s Portfolios and all other relevant factors; and the proposed allocation of the total one-year premium of $53,700 among each Portfolio as set forth in the schedule presented to the Board, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to the Trust was less than the premium the Trust would have to pay if it had provided and maintained a blanket bond which named the Trust as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Board hereby approves the Agreement Amongst the Named Insured, in substantially the form presented, and authorizes its execution by the proper officers of the Trust; and it is

FURTHER RESOLVED, that the proper officers of the Trust be, and each hereby is, authorized to make any and all payments and do any all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Trust and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of September, 2015

/s/ Kathleen Fuentes
Kathleen Fuentes